SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary information statement.

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☒	Definitive information statement.

GuideStone Funds

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

March 11, 2024

Dear Shareholder:

The enclosed Information Statement discusses an action that has been taken with respect to all series of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment to the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) to modify the Faith-Based Investment Policy of the Trust, effective April 1, 2024.

In addition, GuideStone Financial Resources, as the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment and restatement of a fundamental investment restriction of the Trust, as disclosed in the Registration Statement of the Trust on file with the U.S. Securities and Exchange Commission, to parallel the modification to the Faith-Based Investment Policy of the Trust as stated in the Trust Instrument, effective April 1, 2024.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ Brandon Pizzurro
Brandon Pizzurro
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to all series of GuideStone Funds (the “Trust”) (each, a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Fund-Literature.

The Information Statement discusses actions that have been taken with respect to the Funds. GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment to the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”) to modify the Faith-Based Investment Policy of the Trust, effective April 1, 2024.

In addition, GuideStone Financial Resources, as the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment and restatement of a fundamental investment restriction of the Trust, as disclosed in the Registration Statement of the Trust on file with the U.S. Securities and Exchange Commission, to parallel the modification to the Faith-Based Investment Policy of the Trust as stated in the Trust Instrument, effective April 1, 2024.

This Notice of Internet Availability of the Information Statement is being mailed on or about March 11, 2024, to the shareholders of record of each Fund as of February 15, 2024. The full Information Statement will be available to view and print on the Trust’s website at GuideStoneFunds.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Funds will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

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We are not asking you for a proxy, and you are requested not to send us a proxy.

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund,

Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies Fund, Impact Bond Fund, Impact Equity Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund, Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

March 11, 2024

This document is an Information Statement for shareholders of all series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about March 11, 2024, to the shareholders of record of each Fund as of February 15, 2024 (the “Record Date”).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) in lieu of a shareholder meeting to amend the Trust’s Amended and Restated Trust Instrument (the “Trust Instrument”) to modify the Faith-Based Investment Policy of the Trust and to amend and restate a fundamental investment restriction of the Trust, as disclosed in the Registration Statement of the Trust (“Registration Statement”) on file with the U.S. Securities and Exchange Commission, to parallel the modification to the Faith-Based Investment Policy of the Trust as stated in the Trust Instrument, with each effective April 1, 2024.

As disclosed in the Trust’s prospectus, GuideStone Financial Resources at all times directly or indirectly owns, controls or holds with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the Record Date and date of its approval, GuideStone Financial Resources directly or indirectly owned, controlled or held with power to vote at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the amendment to the Trust Instrument and the amended and restated fundamental investment restriction, as disclosed in the Registration Statement, have each been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

1

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.	All Funds: Amendment to Trust Instrument

A.	Overview

GuideStone Financial Resources recently updated its Faith-Based Investment Policy, and the Adviser applies GuideStone Financial Resources’ Faith-Based Investment Policy to the Funds. As a result, the Trust Instrument was amended to incorporate the changes, which included changing the word “pornography” to “sexual immorality” and updating other language for the sake of brevity and clarity, as detailed herein.

Pursuant to Article VI, Section 1 and Article XI, Section 5 of the Trust Instrument, shareholder approval, by vote of the majority of the outstanding shares of the Trust, is required to amend the Trust Instrument. On March 4, 2024, GuideStone Financial Resources, the majority shareholder of the Trust, approved an amendment to the Trust Instrument by written consent. The amendment to the Trust Instrument will be effective on April 1, 2024.

B.	Summary of Amendment to the Trust Instrument

Effective April 1, 2024, Article X, Section 2 of the Trust Instrument, which governs the Faith-Based Investment Policy of the Trust is amended as reflected in the bold (added) and stricken (removed) text below:

Section 2. Faith-Based Investment Policy. Notwithstanding any other provision of this Trust Instrument, Trust assets of any Series shall not be invested in ~~securities of~~ any company that is publicly recognized (as determined by GuideStone Financial Resources) ~~as being in the alcohol, tobacco, gambling, pornography, or abortion industries, or any company whose~~ for offering products~~,~~ or services ~~or activities are publicly recognized (as determined by GuideStone Financial Resources) as being~~ that are incompatible with the ~~moral and ethical posture~~ Christian values of GuideStone Financial Resources, including but not limited to those involving abortion, sexual immorality, alcohol, tobacco or gambling. Any amendment to, repeal of, or adoption of any provision inconsistent with this Section shall be null and void and of no effect unless it has been approved by GuideStone Financial Resources as the holder of a majority of the Outstanding Shares of the Trust.

II.	All Funds: Amended and Restated Fundamental Investment Restriction

A.	Overview

As previously noted, the Faith-Based Investment Policy of GuideStone Financial Resources was recently amended, and the Adviser applies GuideStone Financial Resources’ Faith-Based Investment Policy to the Funds. Therefore, the fundamental investment restriction was amended to incorporate the changes, which included changing the word “pornography” to “sexual immorality” and updating other language for the sake of brevity and clarity, as detailed herein.

Pursuant to Article X, Section 3 of the Trust Instrument, shareholder approval, by vote of the majority of the outstanding shares of the Trust, is required to amend any investment objectives, policies and restrictions of the Trust or any Fund which are designated as fundamental in the Registration Statement. Additionally, pursuant to Article X, Section 2 of the Trust Instrument, the approval of GuideStone Financial Resources, as the holder of the majority of the outstanding shares of the Trust, is required to amend the Faith-Based Investment Policy of the Trust. On March 4, 2024, GuideStone Financial Resources, the majority shareholder of the Trust, approved by written consent the amendment and restatement of a fundamental investment restriction of the Trust, as disclosed in the Registration Statement, to parallel the modification to the Faith-Based Investment Policy of the Trust as disclosed in the Trust Instrument. The amended and restated fundamental investment restriction will be effective on April 1, 2024.

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B.	Summary of Amended and Restated Fundamental Investment Restriction

Effective April 1, 2024, the fundamental investment restriction specific to the Faith-Based Investment Policy of the Trust, as disclosed in the Registration Statement, is amended as reflected in the bold (added) and stricken (removed) text below:

In accordance with the Adviser’s Christian values, the Funds ~~may~~ do not invest in any company that is publicly recognized~~,~~ (as determined by GuideStone Financial Resources~~,~~) for offering ~~as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose~~ products~~,~~ or services ~~or activities are publicly recognized as being~~ that are incompatible with the Christian values ~~moral and ethical posture~~ of GuideStone Financial Resources, including, but not limited to, those involving abortion, sexual immorality, alcohol, tobacco or gambling.

III.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) have received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

March 11, 2024

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APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF FEBRUARY 15, 2024

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	29,207,881.354	43,116,552.325
MyDestination 2025 Fund	71,339,742.288	107,961,995.689
MyDestination 2035 Fund	69,087,084.801	90,206,393.089
MyDestination 2045 Fund	53,656,940.750	70,346,426.238
MyDestination 2055 Fund	17,815,374.195	22,507,546.379
Conservative Allocation Fund	10,425,460.571	28,455,348.987
Balanced Allocation Fund	27,551,083.801	84,181,593.645
Growth Allocation Fund	22,876,256.280	63,789,056.768
Aggressive Allocation Fund	20,943,943.319	63,708,065.433
Money Market Fund	976,874,811.960	578,127,262.530
Low-Duration Bond Fund	51,955,500.944	15,303,466.366
Medium-Duration Bond Fund	172,160,666.908	30,902,075.529
Global Bond Fund	52,768,295.499	12,107,892.974
Strategic Alternatives Fund	22,610,281.921	4,263,545.180
Defensive Market Strategies Fund	89,456,940.808	31,894,198.575
Impact Bond Fund	6,801,673.514	1,739,149.894
Impact Equity Fund	8,835,936.611	803,547.742
Equity Index Fund	58,537,227.709	19,286,964.173
Global Real Estate Securities Fund	18,406,302.687	8,785,764.813
Value Equity Index Fund	15,195,191.525	1,257,180.889
Value Equity Fund	35,017,752.578	20,113,254.458
Growth Equity Index Fund	12,251,308.771	4,135,169.976
Growth Equity Fund	31,396,040.277	32,554,165.002
Small Cap Equity Fund	26,613,145.950	16,121,091.105
International Equity Index Fund	82,053,783.933	1,498,185.876
International Equity Fund	56,953,691.835	24,100,671.852
Emerging Markets Equity Fund	77,330,486.044	11,962,375.551

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	27,565,375.309	64%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,551,323.564	24%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	73,072,530.569	68%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	26,694,127.219	25%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	62,904,299.268	70%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	22,115,507.558	25%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	49,707,807.226	71%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,413,698.573	25%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,197,250.237	68%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,072,500.512	27%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	16,694,056.042	59%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,355,963.040	19%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,744,514.165	73%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,428,345.827	15%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	45,972,654.896	72%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	13,023,152.885	20%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	51,192,555.864	80%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,682,532.838	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	339,198,907.790	59%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	91,451,378.760	16%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,746,669.267	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,165,350.385	14%
Low-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,750,906.598	11%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	797,694.313	5%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	16,036,188.364	52%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,865,212.579	13%
Medium-Duration Bond Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,148,509.380	7%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,288,196.146	52%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,522,362.555	13%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	973,210.851	8%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,456,642.047	58%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	587,780.230	14%
Strategic Alternatives Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	276,061.282	6%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	254,773.619	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,121,638.103	57%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,442,279.394	14%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	650,755.967	37%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Operating Reserves PO Box 92956 Chicago, IL 60675	282,779.151	16%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	232,797.852	13%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	228,306.024	13%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	191,416.261	11%
Impact Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	133,393.212	8%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	227,645.680	28%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	185,440.296	23%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	122,864.490	15%
Impact Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	120,732.869	15%
Impact Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	112,572.211	14%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,820,813.439	56%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,909,798.877	15%
Equity Index Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	982,198.082	5%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,447,766.237	62%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,319,270.520	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	737,466.073	59%
Value Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	291,807.181	23%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	104,398.327	8%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,478,181.203	67%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,150,556.667	16%
Value Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,275,000.808	6%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,820,703.030	68%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	538,905.738	13%
Growth Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	244,838.381	6%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	22,964,907.058	71%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,895,106.710	15%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,676,796.934	66%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,328,014.099	14%
Small Cap Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,281,557.526	8%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	810,654.172	54%
International Equity Index Fund Investor Class	Northern Trust as Custodian FBO GSFR Strategic Reserves PO Box 92956 Chicago, IL 60675	303,577.838	20%
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	128,313.482	9%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,429,473.263	60%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,426,820.321	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,569,634.598	7%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,986,180.578	50%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,551,080.703	13%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,356,434.085	11%
Emerging Markets Equity Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	726,499.693	6%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	670,857.597	6%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	27,142,344.498	93%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	65,505,959.228	92%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	63,078,863.518	91%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	48,211,872.319	90%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,153,783.334	91%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,074,227.498	77%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	643,586.756	6%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,564,853.540	71%
Balanced Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	3,528,023.315	13%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,594,430.361	86%
Growth Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,609,886.341	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	1,227,758.005	5%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	16,738,335.556	80%
Aggressive Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,374,593.647	7%
Aggressive Allocation Fund Institutional Class	Northern Trust as Custodian FBO GSFR Variable Benefit Plan PO Box 92956 Chicago, IL 60675	1,223,145.875	6%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	204,305,936.260	21%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	76,444,845.290	8%
Money Market Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	66,321,402.740	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Growth Equity Fund PO Box 819109 Dallas, TX 75381-9109	64,644,449.290	7%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,502,194.583	28%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	5,368,230.320	10%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	5,182,053.079	10%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	5,169,042.214	10%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,658,003.065	9%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	3,452,365.260	7%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,440,991.532	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	44,342,562.676	26%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	29,489,613.089	17%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	28,102,840.248	16%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	17,886,818.360	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,904,152.894	6%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,569,664.502	6%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	9,526,830.632	6%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	11,590,233.495	22%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	10,393,092.870	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,307,789.705	20%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,481,198.520	9%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 PO Box 819109 Dallas, TX 75381-9109	3,513,925.216	7%
Global Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,261,207.810	6%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,730,993.756	5%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,266,503.474	23%
Strategic Alternatives Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	2,968,664.753	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,721,963.049	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,228,931.328	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,912,326.610	8%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,467,390.089	6%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	1,453,840.244	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	20,462,703.674	23%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	14,216,908.478	16%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,520,053.528	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	11,545,422.525	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,517,597.463	7%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,027,689.018	7%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,031,619.663	30%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,718,727.292	25%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,670,460.733	25%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	508,995.519	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Impact Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,460,986.973	39%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,565,642.040	29%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,136,471.329	24%
Impact Equity Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	651,582.450	7%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	12,871,590.793	22%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	12,092,104.429	21%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	8,608,018.712	15%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,720,716.759	11%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	6,491,177.451	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,321,104.365	18%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,893,954.411	16%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,544,509.094	14%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	2,216,541.143	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,143,287.400	12%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	1,531,540.431	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	1,131,550.453	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,086,659.124	40%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,538,378.273	30%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,126,594.673	21%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,930,947.020	31%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,150,303.384	23%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,667,404.311	19%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,625,956.043	16%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,803,935.954	39%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,580,643.358	29%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,467,627.390	20%
Growth Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	860,891.483	7%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,887,151.200	35%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	7,758,727.412	25%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,758,245.917	18%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,962,686.658	13%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,878,927.452	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	4,167,025.002	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,676,284.876	14%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,625,669.714	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,302,491.770	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,105,983.886	8%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,843,887.718	7%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	23,375,377.286	29%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	21,505,582.517	26%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	14,644,374.705	18%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	11,834,230.007	14%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,312,210.496	5%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	18,532,560.209	33%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	13,547,547.284	24%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,847,291.150	16%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,923,117.410	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of February 15, 2024 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	12,573,658.233	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,512,064.293	16%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	11,577,628.791	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,144,415.548	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	7,901,482.630	10%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	6,367,519.424	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,966,124.007	8%